COMMERCIAL - INDUSTRIAL - INVESTMENT
                          REAL ESTATE PURCHASE CONTRACT
This is a legally binding Contract. It has been prepared for the use of its members only by the UTAH ASSOCIATION OF REALTORS in transactions involving members' clients or customers. As such the Contract is intended to represent a reasonable effort to balance the interests of Buyer and Seller. Nonetheless, the Buyer and the Seller may legally agree in writing to alter or delete provisions of this form. Seek legal or tax advice from your attorney or tax advisor before entering into a binding contract.

                              EARNEST MONEY RECEIPT
     The Buyer ANA Development, LC offers to purchase the Property described below and delivers as Earnest Money Deposit $ 1,000 in the form of a Check to be deposited within tree business days after Acceptance of this offer to purchase by all parties:

     [x] the Brokerage
     [ ] the Title/Escrow Company identified below.

Brokerage or Title/Escrow Company Metro National Title Address 111 East Broadway, Suite 111, Salt Lake, UT 84111 Received by Brenden C. Faber On
(date)___________ Phone Number 801/363-6633 (If Title/Escrow Company) for deposit no later than (date) ______________
[ ]____________________________________________________________________________


                                OFFER TO PURCHASE

1. PROPERTY: Approx. 60,000 sq. Ft. on approx. 3.5 acres as shown on Exhibit "A" which be reference is made a pert hereof. Address 5280 West Wells Park Road City Salt Lake County Salt Lake State Utah For legal description, see: [ ] attached addendum # [ x ] preliminary title report when available as provided below.

         1.1 Included Items. Unless excluded herein, this sale shall include all fixtures presently attached to the Property. The following personal Property shall also be included in this sale and conveyed under separate Bill of Sale with warranties as to title:

         1.2 Excluded items.  These items are excluded from this sale:   None

2. PURCHASE PRICE AND FINANCING. Buyer agrees to pay for the Property as follows:

  $1,000      Earnest Money Deposit
$959,000      Loan Proceeds:

         [ ] Representing the liability to be assumed by Buyer under an existing assumable loan [ ] with [ ] without Seller being released of liability Any net differences between the approximate balance of the loan shown above and the actual balance at closing shall be then adjusted in [ ] cash [ ] other.

         [X] From new institutional financing on terms no less favorable to the Buyer than the following: 9/14 (Interest rate for first period prior to adjustment, if any); 20 yr. (amortization period); 7 yr. (term). Other than these, the loan terms shall be the best obtainable under the loan for which the Buyer applies below.

         [ ] From seller-held financing, as described in the attached Seller Financing Addendum.

$ 540,000 Other: Real Property located at approx. 1300 No. Highway 89, East Layton, Utah (See Exhibit "B") $ Balance of purchase price in cash at Closing

$1,500,000 TOTAL PURCHASE PRICE

3. Closing. This transaction shall be Closed on or before March 21, 1997 . Closing shall occur when: (a) Buyer and Seller have signed and delivered to each other (or to the escrow/title company), all documents required by this Contract, by the Lender, by written escrow instructions signed by the Buyer and the Seller, and by applicable law; (b) the monies required to be paid under thee documents have been delivered to the escrow/title company in the form of collected or cleared funds; and (C) the deed which the Seller has agreed to deliver under Section 6 has been recorded, Seller and Buyer shall each pay one-half of the escrow Closing fee, unless otherwise agreed by the parties in writing. Taxes and assessments for the current year, rents, and interest on assumed obligations shall be prorated as set forth in this Section. All deposits on tenancies shall be transferred to Buyer at Closing. Prorations set forth in this Section shall be made as of [ x ] date of Closing; [ ] date of possession; [ ] other____________ .

4. POSSESSION. Seller shall deliver possession to Buyer at Closing.

5. CONFIRMATION OF AGENCY DISCLOSURE. At the signing of this Contract the listing agent Vasilios Priskos/Internet Properties represents [ x ] general [ ] Buyer, and the selling agent CRG/Dell Nichols, Tom Kirk & Jason Nichols represents [ ] Seller [ x ] Buyer. Buyer and Seller confirm that prior to signing this Contract written disclosure of the agency relationship was provided to him/her. (/s/DN) Buyer's initials ( /s/RDS ) Seller's initials.

6. TITLE TO Property AND TITLE INSURANCE. (a) Seller has, or shall have at Closing, fee title to the Property and agrees to convey such title to Buyer by [ x ] general [ ] special warranty deed, free of financial incumbrance as warranted under Section 10.6; (b) Seller agrees to pay for, and furnish Buyer at Closing with, a current standard form owner's policy of title insurance in the amount of the TOTAL PURCHASE PRICE; (C) the title policy shall conform with Seller's obligations under subsections (a) and (b). Unless otherwise agreed under subsection 8.4, the commitment shall conform with the title insurance commitment provided under Section 7.1

7. SPECIFIC UNDERTAKINGS OF SELLER AND BUYER.

     7.1 SELLER DISCLOSURES. The Seller will deliver to the buyer the following Seller Disclosures no later than the number of calendar days indicated below which shall be after Acceptance:

                                                                         (Days)
         [x]       (a)   a   Seller    Property    condition
                   disclosure  for the Property,  signed and
                   dated by Seller;                                        10

         [x]       (b) a commitment  for the policy of title
                   insurance required under Section 6, to be
                   issued  by the title  insurance  company,
                   including  copies of all documents listed
                   as Exceptions on the Commitment.                        10

       [ ]         (c)  a  copy  of  all  loan  documents
                   relating to any loan now existing which will encumber the Property after Closing;

         [x]       (d) a  copy  of  all  leases  and  rental
                   agreements  now in effect  with regard to
                   the Property together with a current rent
                   roll;                                                   10

         [x]       (e) operating  statements of the Property
                   for  its  last 1  full  fiscal  years  of
                   operations  plus the current  fiscal year
                   through January,  1997,  certified by the
                   Seller or by an independent auditor;                    10


         [x] (f) tenant estoppel agreements. Ten days prior to Closing

Seller agrees to pay any charge for cancellation of the title commitment provided under subsection (b).
         If Seller does not provide any of the Seller Disclosures within the time periods agreed above, the buyer may either waive the particular Seller Disclosure requirement by taking no timely action or the buyer may notify the Seller in writing within 35 calendar days after the expiration of the particular disclosure time period that the Seller is in Default under this Contract and that the remedies under Section 16 are at the Buyer's disposal. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Buyer's written notice, return to the Buyer the Earnest Money Deposit without the requirement of further written authorization from the Seller.

7.3 ADDITIONAL DUE DILIGENCE. The Buyer shall undertake the following additional due diligence elements at its own expense and for its own benefit for the purpose of complying with the contingencies under Section 8:

   [x] (a)  Ordering  and  obtaining  an appraisal of the Property if one is not otherwise required under Section 7.2 (a);
   [x] (b)  Ordering  and  obtaining  a  survey  of the  Property  if one is not otherwise required under Section 6;
   [x] (c) Ordering  and  obtaining  any  environmentally  related  study of the
       Property;
   [x] (d) Ordering and obtaining a physical  inspection report  regarding,  and completing a personal inspection of, the Property;
   [x] (e) Requesting and obtaining verification that the Property complies with all applicable federal, state and local laws, ordinances and regulations with regard to zoning and permissible use of the Property.

Seller agrees to cooperate fully with Buyer's completing these due diligence matters and to make the Property available as reasonable and necessary for the same.

8. CONTINGENCIES. This offer is subject to the Buyer's approving in it sole discretion the Seller Disclosures, the Buyer Undertakings and Additional Due Diligence matters in Section 7.

          8.2 If Buyer does not deliver a written objection to Seller regarding a Seller Disclosure, Buyer Undertaking or Due Diligence matter within the review period of Addendum #1 hereto, that item will be deemed approved by Buyer.
          8.3 If Buyer objects, Buyer and Seller shall have 20 calendar days after receipt of the objections to resolve Buyer's objections. Seller may, but shall not be required to, resolve Buyer's objections. Likewise, the Buyer is under no obligation to accept any resolution proposed by the Seller. If Buyer's objections are not resolved within the stated time, Buyer may void this Contract by providing written notice to Seller within the same stated time. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Buyer's written notice, return to Buyer the Earnest Money Deposit without the requirement of any further written authorization from Seller. If this Contract is not voided by Buyer, Buyer's objections deemed to have been waived. However, this waiver does not affect warranties under Section 10.
          8.3 Resolution of Buyer's objections under Section 8.2 shall be in writing and shall be come part of this Contract.

9. SPECIAL CONTINGENCIES. This offer is made subject to: terms and conditions of attached Addendum #1 The terms of attached Addendum #1 are incorporated into this Contract by this reference.

10. SELLER'S LIMITED WARRANTIES. Seller's warranties to Buyer regarding the Property are limited to the following:

          10.1 When seller delivers possession of the Property to Buyer, it will be broom-clean and free of debris and personal belongings;
          10.2 Seller will deliver possession of the Property to Buyer with the plumbing, plumbed fixtures, heating, cooling, ventilating, electrical and sprinkler (indoor and outdoor) systems, appliances and fireplaces in working order;
          10.3 Seller will deliver possession of the Property to Buyer with the roof and foundation free of leaks known to Seller;
         10.4 Seller will deliver possession of the Property to Buyer with any private well or septic tank serving the Property in working order and in compliance with governmental regulations;
          10.5 Seller will be responsible for repairing any of Seller's moving-related damage to the Property;
          10.6 At Closing, Seller will bring current all financial obligations encumbering the Property which are assumed in writing by Buyer and will discharge all such obligations which Buyer has not so assumed;
          10.7 As of Closing, Seller has no knowledge of any claim or notice of an environmental, building or zoning code violation regarding the Property which has not been resolved.

11. VERIFICATION OF WARRANTED AND INCLUDED ITEMS. After all contingencies have been removed and before Closing, the buyer may conduct a "walk-through" inspection of the Property to determine whether or not items warranted by Seller in Section 10.1, 10.2, 10.3 and 10.4 are in the warranted condition and to verify that items included in Section 1.1 are presently on the Property. If nay item is not in the warranted condition, Seller will correct, repair or replace it as necessary or, with the consent of Buyer and (if required) Lender, escrow an amount at Closing to provide for such repair or replacement. The buyer's failure to conduct a "walk-through" inspection or to Claim during the "walk-through" inspection that the Property does not include all items referenced in Section 1.1 or is not in the condition warranted in Section 10, shall constitute a waiver of Buyer's rights under section 1.1 and of the warranties contained in Section 10.

12. CHANGES DURING TRANSACTION. Seller agrees that no changes in any existing leases shall be made, no new leases entered into, and no substantial alterations or improvements to the Property shall be undertaken without the written consent of the Buyer.

13. AUTHORITY OF SIGNERS. If Buyer or Seller is a corporation, partnership, trust, estate or other entity, the person signing this Contract on its behalf warrants his or her authority to do so and to bind Buyer or Seller and their heirs or successors in interest to Buyer of Seller. If the Seller is not the vested owner of the Property but has control over the vested owner's disposition of the Property, the Seller agrees to exercise this control and deliver title under this Contract as if it had been signed by the vested owner.

14. COMPLETE CONTRACT. This instrument (together with this addenda, any attached exhibits, and Seller Disclosures) constitutes the entire Contract between the parties and supersedes all prior dealings between the parties. This Contract cannot be changed except by written agreement of the parties.

15. DISPUTE RESOLUTION. The parties agree that any dispute or Claim relating to this Contract, including but not limited to the disposition of the Earnest Money Deposit and the breach or termination of this Contract, shall first be submitted to mediation in accordance e with the Utah Real Estate Buyer/Seller Mediation Rules of the American Arbitration Association. Each party agrees to bear its own costs of mediation. Any agreement signed by the parties pursuant to the mediation shall be binding. If mediation fails, the procedures applicable and remedies available under this Contract shall apply. Nothing in this Section shall prohibit the Buyer form seeking specific performance by the Seller by filing a complaint with the court, serving it on the Seller by means of summons or as otherwise permitted by law, and recording a lis pendens with regard to the action provided that the buyer permits the Seller to refrain from answering the complaint pending mediation. Also the parties may agree in writing to waive mediation.

16. DEFAULT. If Buyer defaults, Seller may elect to either retain the Earnest Money Deposit as liquidated damages or to return the Earnest Money Deposit and sue Buyer to enforce Seller's rights. If Seller defaults, in addition to return of the Earnest Money Deposit, Buyer may elect to either accept from Seller as liquidated damages a sum equal to the Earnest Money Deposit or sue Seller for specific performance and/or damages. If Buyer elects to accept the liquidated damages, Seller agrees to pay the liquidated damages to buyer upon demand. Where a Section of this Contract provides a specific remedy, the parties intend that the remedy shall be exclusive regardless of rights which might otherwise be available under common law.

17. ATTORNEY'S FEES. In any action arising out of this Contract, the prevailing party shall be entitled to costs and reasonable attorney's fees.

18. DISPOSITION OF EARNEST MONEY. The Earnest Money Deposit shall not be released unless it is authorized by: (a) Sections 7.1, 7.2 and 8.3; (b) separate written agreement of the parties including an agreements under Section 15 if (a) does not apply; or (C) court order.

19. ABROGATION. Except for express warranties made in this Contract, the provisions of this Contract shall no apply after Closing.

20. RISK OF LOSS. All risk of loss or damage to the Property shall be borne by Seller until Closing.

21. TIME IS OF THE ESSENCE. Time is of the essence regarding the dates set forth in this transaction. Extensions must be agreed to in writing by all parties. Performance under each section of this Contract which references a date shall be required absolutely by 5:00 P.M., Mountain Time on the stated date.

22. COUNTERPARTS AND FACSIMILE (FAX) DOCUMENTS. This contract may be signed in counterparts, and each counterpart bearing an original signature. Also facsimile transmission of any singed original document and retransmission of any signed facsimile transmission shall be the same as delivery of an original.

23. ACCEPTANCE. Acceptance occurs when Seller or Buyer, responding to an offer or counteroffer of the other; (a) signs the offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or the other party's agent that the offer or counteroffer has been signed as required.

24. OFFER AND TIME FOR ACCEPTANCE. Buyer offers to purchase the Property on the above terms and conditions. If Seller does not accept his offer by 5:00 [ ] AM
[x] PM Mountain Time, February 10, 1997 this offer shall lapse; and the holder of the Earnest Money Deposit shall return it to the Buyer.

ANA  Development,  LC By:  /s/Dell  S.  Nichols          February 5, 1997
                   ----------------------------       --------------------
(Buyer's Signature)    Its: Member                   (Offer Reference Date)

-------------------------------------------------------------------------------
(Notice Address)                                     (Phone)

                       ACCEPTANCE/REJECTION/COUNTER OFFER
TAC, INC.
[X ]     Acceptance of Offer to Purchase: Seller Accepts the foregoing offer on the terms and conditions specified above.

/s/Richard Surber, President            2/7/97
--------------------------            ---------                     -------
(Seller's Signature)                      (Date)                    (Time)


-------------------------------------------------------------------------------
(Notice Address)                                     (Phone)
[  ]     Rejection: Seller rejects the foregoing offer.
_________________________ (Seller's initials)________________(Date)_______(Time)

[  ]     Counteroffer:  Seller  presents  for Buyer's  Acceptance  the terms of
Buyer's offer subject to the exceptions or modifications as specified in the attached Counter Offer #_________________.

                         ADDENDUM # 1 / COUNTER OFFER #
                          REAL ESTATE PURCHASE CONTRACT

This is an ADDENDUM/COUNTER OFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Referenced Date of February 5, 1997, including addenda and counter offers between ANA Development, L.C., as Buyer and TAC, Inc. as Seller.

The following terms are hereby incorporated as part of the REPC, and to the extent these terms modify or conflict with any provisions of the REPC, these terms shall control. All other terms of the REPC not modified shall remain the same.

1. The Buyer's performance under the terms of this offer are contingent upon and subject to the following items:

          a. Buyer's review and approval of a Buyer provided ALTA, Topographical & Utility Survey;
          b. Buyer's review and approval of a Buyer provided Level 1 Environmental report. Seller shall be responsible for all costs and expenses associated with the REMEDIATION of any environmental problems that may exist on the subject real property;
          c. Buyers satisfactory completion of an inspection of this subject real Property; and, d. Buyer's completion of all due diligence items associated with its contemplated use of the site.

2. Buyer shall have until March 10, 1997 to conclude its review of the Seller provided items and its due diligence efforts. This period and the Closing date shall be extended by the amount of delay of any Seller provided item beyond a date 10 days of Sellers acceptance of this offer.

3. Seller represents that there are no outstanding leases or rental agreements covering any portion of the subject real Property other than disclosed to Buyer.

4. Buyer hereby discloses that Dell S. Nichols and Thomas Kirk are licensed real estate agents in the State of Utah, and are member of ANA Development, LC.

5. This offer is subject to the review and approval of the members of ANA Development, LC., and the receipt of acceptable financing by March 10, 1997.

6. Title and escrow services to be provided by Brenden Faber, Esq. of Metro National Title Company at 111 East Broadway, Suite 111, Salt Lake City, Utah, 84111.

7. Each party shall provide one another with any existing surveys, plats, environmental reports or other studies currently in its possession concerning the subject real properties.

8. Upon removal of Buyer's contingencies, the Buyer shall deposit an additional $9,000 earnest money into escrow. At that time the entire earnest money deposit ($10,000) shall be non-refundable to Buyer except in the event that the transaction fails to close due to a default in the part of the Seller.

9. Seller shall have until February 28, 1997 , to accept the East Layton property. (RDS)



[x] Seller [ ] Buyer shall have until 5:00 [ ]AM [x] PM Mountain Time, February 10, 1997, to accept these terms in accordance with Section 23 of the REPC. Unless so accepted, this offer shall lapse.

ANA Development, LC
By:

/s/Dell S. Nichols                                            2/7/97
[  ]Buyer [  ]Seller Signature                                 Date



[  ]Buyer [  ]Seller Signature                                 Date



TAC, Inc.         ACCEPTANCE/REJECTION/COUNTER OFFER
CHECK ONE:
[X]Acceptance [  ] Seller [  ]Buyer hereby accepts these terms.


 /s/Richard Surber, President                          2/7/97
[  ]Buyer [  ]Seller Signature                          Date             Time



[  ]Buyer [  ]Seller Signature                          Date             Time

[  ]Rejection: [  ]Seller [  ]Buyer rejects these terms
                             (initials)                 (Date)          (Time)

[ ]Counter Offer: [ ]Seller [ ]Buyer presents as a counter offer the terms set forth on the

     Attached as Exhibit "A" to this Agreement is a plat map highlighting the section of property located at 5300 W Wells Park Road, 128-002

     Attached as Exhibit "B" to this Agreement is a plat map highlighting the section of property located off Old Mountain Road and previously owned by the Seller.